Description of Business	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
TUHURA BIOSCIENCES, INC. AND SUBSIDIARY [Member]
Description of Business [Line Items]
Description of business
Note 1—Description of business
TuHURA Biosciences, Inc., a Delaware corporation (the “Company”), is a clinical stage immuno-oncology company developing novel personalized cancer vaccine product candidates designed to overcome primary resistance to immunotherapies like checkpoint inhibitors. The Company has entered into a Special Protocol Assessment agreement with the FDA for a single Phase 3 randomized placebo and injection-controlled trial for
IFx-2.0,
the Company’s lead personalized cancer vaccine product candidate, as adjunctive therapy to pembrolizumab (Keytruda
®
) in the first line treatment of patients with advanced or metastatic Merkel cell carcinoma who are checkpoint inhibitor naïve utilizing the FDA’s accelerated approval pathway. The Company is also developing novel bi-functional
antibody drug conjugates, or ADCs, targeting myeloid derived suppressor cells, or MDSCs, to modulate their immunosuppressive effects on the tumor microenvironment to overcome acquired resistance to immunotherapies.
Merger with Kintara –
On April 2, 2024, the Company entered into a definitive Agreement and Plan of Merger with Kintara Therapeutics, Inc., a publicly traded Nevada corporation listed on the Nasdaq Capital Market (“Kintara”), and Kayak Mergeco, Inc., a Delaware corporation wholly owned subsidiary Kintara (“Merger Sub”), for an all-stock
merger transaction (the “Merger”) forming a company with expertise and resources to advance a risk diversified late-stage oncology pipeline (the “Merger Agreement”). The Merger Agreement provided that, upon completion of the Merger, the former Company shareholders would own the majority of the shares of the public company. The Merger and other transactions contemplated by the Merger Agreement closed on October 18, 2024 (see note 11).
Exclusivity and Right of First Offer Agreement with Kineta
 – On July 3, 2024, the Company entered into an Exclusivity and Right of First Offer Agreement (the “Exclusivity Agreement”) with Kineta, Inc., a publicly traded Delaware corporation (“Kineta”). Under this agreement, Kineta granted to the Company an exclusive right to acquire Kineta’s worldwide patent rights, other intellectual property rights, and other rights and assets related to KVA12123, which is Kineta’s VISTA blocking immunotherapy. Such exclusive right commenced as of July 3, 2024 and generally continued through October 1, 2024, subject to extension at the option of the Company for up to 20 days. Under the terms of the Exclusivity Agreement, the Company paid Kineta a $5.0 million payment, and additional payments of up to $0.3 million in the aggregate will become due if the Company exercises its extension rights (collectively, the “Exclusivity Payment”). The Exclusivity Payment will be credited against the initial cash consideration that may be payable to Kineta pursuant to any definitive agreement, if any, that the Company and Kineta enter into relating to the KVA12123 assets. In August 2024, Kineta, in collaboration with the Company, announced that it reopened enrollment in the
VISTA-101
clinical trial, in which Kineta and the Company continue to collaborate on the ongoing Phase 1 clinical trial program in patients with advanced solid tumor cancer. Payments made to Kineta toward the
VISTA-101
clinical trial program will be credited
one-half
towards any upfront cash consideration and one half towards
non-cash
consideration.
July 2024 Private
 Placement –
In connection with the Company’s entrance into the Exclusivity Agreement, on July 3, 2024, the Company completed a private placement of its common stock to an existing investor, under which the investor paid $5.0 million in exchange for 4,009,623 shares of the Company’s common stock and a 1.5% royalty right on certain future sales by the Company of products based on KVA12123. The proceeds received from the Company’s July 2024 private placement were used to fund the Exclusivity Payment due to Kineta pursuant to the Exclusivity Agreement.

Note 1—Description of business
TuHURA Biosciences, Inc. (the “Company”) is a clinical stage immuno-oncology company, headquartered in Tampa, Florida. The Company’s principal products, collectively referred to as ImmuneFx (“IFx”), are a platform of cancer vaccines that utilize both cell and gene therapies to stimulate the immune system to recognize and combat tumor cells. More specifically, IFx employs the expression of a proprietary protein, Emm55, which evokes enhanced tumor recognition and broad immune activation. This leads to a systemic and sustained response against tumor cells of the type that expressed the protein. Importantly, this mechanism of action has applicability to a wide range of cancer sub-types,
and the clinical development program is, therefore, multi-pronged. In 2020, the Company completed a first human clinical trial, a Phase I trial for melanoma, at Moffitt Cancer Center in Tampa, Florida. The Company has another Phase I trial for Merkel and Squamous cell cancer underway and is preparing to begin a Phase II trial for Merkel cell carcinoma that is expected to begin in the second quarter of 2024.
In addition to its cancer vaccine product candidates, the Company is leveraging its Delta receptor technology to develop bi-functional
antibody drug conjugates (“ADC’s”), targeting Myeloid Derived Suppressor Cells (“MDSCs”) to inhibit their immune suppressing effects on the tumor microenvironment to prevent T cell exhaustion and acquired resistance to checkpoint inhibitors and cellular therapies.
Proposed merger with Kintara –
The Company anticipates entering into a definitive agreement with Kintara, a publicly traded company on NASDAQ, for an all-stock
transaction forming a company with expertise and resources to advance a risk diversified late-stage oncology pipeline. Upon completion of the merger, the former Company shareholders will own the majority of the shares of the public company. The new combined company shares are expected to trade on NASDAQ under the symbol “HURA”. The transaction is expected to close in the third quarter of 2024.
Terminated merger with CohBar –
On May 22, 2023, the Company entered into an Agreement and Plan of Merger with Chimera MergeCo, Inc., a Delaware corporation, and wholly owned subsidiary of CohBar, a publicly traded company on NASDAQ. Upon completion of the merger, the former Company shareholders would have owned the majority of shares. The new combined company shares were expected to trade on NASDAQ under the symbol “HURA”. In connection with the Merger Agreement, CohBar filed an initial listing application for the common stock of the combined company to be listed on the Nasdaq Capital Market (“Nasdaq”). On October 30, 2023, CohBar and the Company received oral guidance from Nasdaq on the initial listing application indicating that the structure proposed by the parties would not receive approval. On November 1, 2023, the Company sent the termination notice to CohBar pursuant to Section 8.1(b) of the merger agreement.
Change of jurisdiction
– On April 27, 2023, the Company changed its jurisdiction from the State of Florida to the State of Delaware.
Name change to TuHURA –
On December 14, 2023, the Company announced its corporate name change from “Morphogenesis, Inc.” to “TuHURA Biosciences, Inc.”